SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 29, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-28074                                          04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

            25 First Street
             Cambridge, MA                                 02141
(Address of Principal Executive Offices)                 (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, Sheeroy D. Desai, Chief Operating Officer, announced his resignation from Sapient Corporation, effective March 31, 2007.

A press release announcing these events is attached as Exhibit 99.1 to this Current Report.



Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the Company on February 1, 2007.



                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 2, 2007                 SAPIENT CORPORATION
                                            (Registrant)



                                        By: /s/ Kyle A. Bettigole
                                           ------------------------------------
                                        Corporate Counsel & Assistant Secretary